Exhibit 99.1

FOR IMMEDIATE RELEASE
Media contact:	Investors contact:
Elyce Ventura	Steve Pasko
Eastwick Communications	Market Street Partners
(408) 470-4870	(415) 445-3238
meru@eastwick.com	ir@merunetworks.com

Meru Networks Reports First Quarter 2012 Financial Results

4% increase in year-over-year products and services revenues

Total customer count increases to over 6,200

Appointed Bami Bastani, Ph.D. as president and chief executive officer

SUNNYVALE, Calif., April 30, 2012 — Meru Networks Inc., (NASDAQ:MERU), the leader in virtualized 802.11 enterprise wireless networking, today announced its financial results for the quarter ended March 31, 2012.

First Quarter 2012 Financial Results

Total revenues for the first quarter of 2012 were $19.4 million, down 4% from $20.2 million in the first quarter of 2011. Total product and service revenues (excluding ratable revenues) for the first quarter of 2012 were $19.4 million, up 4% from $18.6 million in the first quarter of 2011. Products revenues for the first quarter of 2012 were $15.8 million, up 2% from the $15.4 million reported in the first quarter of 2011.

Net loss as reported in accordance with U.S. generally accepted accounting principles (GAAP) was $14.5 million for the first quarter of 2012, or a net loss of $0.82 per basic and diluted share, compared to net loss of $3.4 million, or $0.20 loss per basic and diluted share, for the same period of 2011.

Meru reported first quarter fiscal year 2012 non-GAAP net loss of $8.9 million, or a net loss of $0.50 per basic and diluted share, compared to non-GAAP net loss of $2.0 million, or $0.12 loss per basic and diluted share, for the same period of fiscal year 2011. Non-GAAP results for the first quarter of 2012 exclude the impact of stock-based compensation expense of $2.2 million, amortization of acquisition related intangibles of $0.1 million, chief executive officer transition costs of $0.9 million, and a litigation reserve expense of $2.4 million. Non-GAAP results for the first quarter of 2011 exclude the impact of stock-based compensation expense of $1.4 million. Please refer to the reconciliation of Meru’s GAAP to non-GAAP results provided at the end of this release.

“While the first quarter is typically our seasonally weakest quarter, this quarter was especially challenging in light of CEO and product transitions”, said Bami Bastani, president and chief executive officer, Meru Networks. “I have been conducting deep reviews of our business and have initiated actions designed to enable smooth handling of our growth, both in products and services, and the customers we serve. These actions include enhancements to existing systems and adjusting our current cost structure and planned expenditures to more closely align with our near term revenue expectations. At the same time, we continue to see healthy market demand and we continue to add new customers. We believe our long-term market potential is large, and are optimistic about our business in the coming quarters.”

First Quarter Business Highlights

•	Announced the hiring of Bami Bastani, Ph.D., as president and CEO of the company.

•	Dr. Bastani is a 30 year veteran in the high tech community, with over a decade of experience in the communication, mobility and consumer markets.

•

Grew customer count to over 6,200, adding more than 280 customers worldwide during the quarter in traditional verticals of higher education, K-12, and healthcare, as well as new enterprise customers from the retail, manufacturing, logistics, hospitality, and sports and entertainment verticals.

•	Notable key customer wins during the quarter include:

•	A major new customer in Northern Ireland deploying Meru’s solutions at approximately 1200 locations to nearly 350,000 users.

•	A major Japanese electronics company standardizing on Meru’s technology for a new software plant that is scheduled to open in the middle of this year.

•	A large US hospital displacing its existing Cisco wireless LAN infrastructure with Meru’s wireless LAN solutions throughout the hospital.

•	Continued on-ship expansion of Meru’s solutions for one of the world’s largest cruise lines.

•	New product announcements include:

•	AP110 Access Point, a new low-cost wireless and wired access solution for branch offices, telecommuters and mobile travelling individuals.

•	Virtualized Meru System Director WLAN Operating System and Controllers and Cloud-hosted Application Services.

•	Virtualized Mobility Solutions that can be deployed on-premise, within virtualized private cloud environments, or as a subscription-based, hosted application.

Conference Call Information

Meru will host a conference call for analysts and investors to discuss its first quarter results, today, April 30 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). To join the live call, please dial (877) 852-2926 (domestic) and (253) 237-1123 (international) and reference conference ID 74410455.

A telephone replay will be available two hours following the conclusion of the call for a period of 7 days and can be accessed by dialing (855) 859-2056 for domestic callers and (404) 537-3406 for international callers. The call ID for the replay is 74410455. The live and archived webcast of the first quarter 2012 financial results conference call will also be available at the investor relations section of Meru’s website at http://investors.merunetworks.com.

About Meru Networks, Inc.

Meru Networks (NASDAQ: MERU) designs, develops, and distributes virtualized wireless LAN solutions that provide enterprises with the performance, reliability, predictability and operational simplicity of a wired network with the advantages of mobility. Meru’s innovative network-in-control architecture virtualizes wireless access and produces an intelligent, self-monitoring WLAN. Moving to Meru lets enterprises migrate business-critical applications from wired networks to an all-wireless network able to handle the diversity and density of mobile communication devices. Meru’s unique “network-in-control” wireless architecture is used by all major vertical industries including Fortune 500 businesses, health care, education, retail, manufacturing, hospitality, and government. Founded in 2002, Meru is headquartered in Sunnyvale, Calif., and operates worldwide. Visit www.merunetworks.com or call (408) 215-5300 for more information.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements and information. All statements other than statements of historical facts that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Such statements include, but are not limited to, those statements regarding the company’s expectation that it has initiated actions designed to enable the smooth handling of growth in both products and services offered, that the company’s enhancements and changes to existing systems will support the growth in the number of customers and products and services, that the company will continue to see a healthy demand for products and continue to add new customers, the company’s belief that its cost structure and planned expenditures will more closely align with our near term revenue expectations, and that the long-term market potential for the company is large. We have identified some of these forward-looking statements with words like “believe,” “may,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate” or “continue” and other words and terms of similar meaning. These forward-looking statements involve risks and uncertainties, including risks related to product and executive transitions, that may further affect future operating periods. These forward-looking statements also involve assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and performance requirements or develop new or enhanced products to meet those needs and requirements; the adoption rate of our products; our ability to establish and maintain successful relationships with our distribution partners; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events, including lengthening sales cycles, primarily for domestic education customers; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission (“SEC”). More information about these and other risks that may impact Meru Networks’ business are set forth in our annual report on Form 10-K filed with the SEC on March 15, 2012, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Non-GAAP Financial Measurements

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Meru reports non-GAAP net income (loss), and non-GAAP income (loss) from operations which both exclude stock-based compensation expense, amortization of intangible assets related to the company’s acquisition of Identity Networks in the third fiscal quarter of 2011, chief executive officer transition costs, and other items outside the ordinary course of business such as litigation reserves expense. Meru believes that its non-GAAP net income (loss) and non-GAAP income (loss) from operations provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Meru also believes the non-GAAP measures provide useful supplemental information for investors to evaluate its operating results in the same manner as the research analysts that follow Meru, all of whom will present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by Meru facilitate a more direct comparison of its performance with the financial projections published by the analysts as well as its competitors, many of whom report financial results on a non-GAAP basis. The economic substance behind Meru’s decision to use such non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial measures. For example, Meru’s management has no control over certain variables that have a major influence in the determination of stock-based compensation such as the volatility of its stock price and changing interest rates. In addition, Meru’s management does not consider the amortization of intangible assets related to the company’s acquisition of Identity Networks relevant when comparing its performance to prior periods. Meru believes that all of these excluded expenses do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though these excluded items may be incurred and reflected in Meru’s GAAP financial results.

The material limitation associated with the use of non-GAAP financial measures is that the non-GAAP measures may not reflect the full economic impact of Meru’s activities. Meru’s non-GAAP measures may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information.

MERU NETWORKS, INC.

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands)

	March 31, 2012	December 31, 2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$36,555	$35,259
Short-term investments	—	5,000
Accounts receivable, net	11,059	13,038
Inventory	7,617	6,548
Deferred inventory costs, current portion	58	86
Prepaid expenses and other current assets	866	912

Total current assets	56,155	60,843
Property and equipment, net	1,660	1,476
Goodwill	1,658	1,658
Intangible assets, net	621	693
Deferred inventory costs, net of current portion	14	26
Other assets	2,173	2,147

TOTAL ASSETS	$62,281	$66,843

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Line of credit	$6,850	$—
Accounts payable	3,840	5,733
Accrued liabilities	15,970	12,394
Deferred revenue, current portion	11,133	11,764

Total current liabilities	37,793	29,891
Deferred revenue, net of current portion	4,306	4,481

Total liabilities	42,099	34,372

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—
Common stock	9	9
Additional paid-in capital	256,747	254,576
Accumulated other comprehensive loss	(170)	(197)
Accumulated deficit	(236,404)	(221,917)

Total stockholders’ equity	20,182	32,471

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$62,281	$66,843

MERU NETWORKS, INC.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except for share and per share amounts)

	Three months ended March 31,
	2012	2011
REVENUES:
Products	$15,803	$15,440
Support and services	3,558	3,140
Ratable products and services	50	1,571

Total revenues	19,411	20,151

COSTS OF REVENUES:
Products	5,454	5,711
Support and services	1,455	897
Ratable products and services	31	852

Total costs of revenues *	6,940	7,460

Gross margin	12,471	12,691

OPERATING EXPENSES:
Research and development *	3,871	3,422
Sales and marketing *	15,574	9,612
General and administrative *	5,033	2,918
Litigation reserve	2,350	—

Total operating expenses	26,828	15,952

Loss from operations	(14,357)	(3,261)

Interest expense, net	(29)	(92)
Other income, net	28	55

Loss before provision for income taxes	(14,358)	(3,298)

Provision for income taxes	129	77

Net loss	$(14,487)	$(3,375)

Net loss per share of common stock, basic and diluted	$(0.82)	$(0.20)

Shares used in computing net loss per share of common stock, basic and diluted	17,701,126	16,972,165

*Includes stock-based compensation expense as follows:
Costs of revenues	$96	$66
Research and development	355	278
Sales and marketing	855	419
General and administrative	926	601

	$2,232	$1,364

*Includes amortization of acquisition-related intangible assets as follows:
Costs of revenues	$52	$—
Sales and marketing	20	—

	$72	$—

*Includes chief executive officer transition costs as follows:
General and administrative	$911	$—

MERU NETWORKS, INC.

Condensed Consolidated Statements of Operations

(GAAP to Non-GAAP Reconciliation)

(Unaudited)

(In thousands, except share and per share amounts)

	Three months ended March 31,
	2012	2011
GAAP net loss	$(14,487)	$(3,375)

Plus:
a) Stock-based compensation	2,232	1,364
b) Litigation reserve	2,350	—
c) Amortization of acquisition-related intangible assets	72	—
d) Chief executive officer transition costs	911	—

Non-GAAP net loss	$(8,922)	$(2,011)

GAAP net loss per share of common stock, basic	(0.82)	$(0.20)

Plus:
a) Stock-based compensation	0.13	0.08
b) Litigation reserve	0.14	—
c) Amortization of acquisition-related intangible assets	—	—
d) Chief executive officer transition costs	0.05	—

Non-GAAP net loss per share of common stock, basic and diluted	$(0.50)	$(0.12)

Shares used in computing basic and diluted non-GAAP net loss per share of common stock	17,701,126	16,972,165

GAAP loss from operations	$(14,357)	$(3,261)

Plus stock-based compensation:
Costs of revenues	$96	$66
Research and development	355	278
Sales and marketing	855	419
General and administrative	926	601

	2,232	1,364

Litigation reserve	2,350	—
Amortization of acquisition-related intangible assets	72	—
Chief executive officer transition costs	911	—

Non-GAAP loss from operations	$(8,792)	$(1,897)

MERU NETWORKS, INC.

Condensed Consolidated Statement of Cash Flows

(Unaudited)

(In thousands)

	Three months ended March 31,
	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(14,487)	$(3,375)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	265	146
Stock-based compensation	2,232	1,364
Amortization of debt issuance costs	—	26
Bad debt expense	41	5
Changes in operating assets and liabilities:
Accounts receivable, net	1,938	(1,886)
Inventory	(1,069)	(307)
Deferred inventory costs	40	510
Prepaid expenses and other assets	46	129
Accounts payable	(1,893)	(860)
Accrued liabilities	3,578	(1,327)
Deferred revenue	(806)	(1,910)

Net cash used in operating activities	(10,115)	(7,485)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(375)	(168)
Purchases of short-term investments	—	(4,997)
Proceeds from maturities of short-term investments	5,000	4,998

Net cash provided by (used in) investing activities	4,625	(167)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock	5	1,532
Taxes paid related to net share settlement of equity awards	(66)	—
Proceeds from line of credit	6,850	—
Repayment of long-term debt	—	(1,407)

Net cash provided by financing activities	6,789	125

Effect of exchange rate changes on cash and cash equivalents	(3)	12

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,296	(7,515)

CASH AND CASH EQUIVALENTS — Beginning of period	35,259	62,270

CASH AND CASH EQUIVALENTS — End of period	$36,555	$54,755

Use of Non-GAAP Financial Information

In addition to the reasons stated above, which are generally applicable to each of the items Meru excludes from its non-GAAP financial measures, the company believes it is appropriate to exclude certain items for the following reasons:

Stock-Based Compensation. When evaluating the performance of its consolidated results, Meru does not consider stock-based compensation charges. Likewise, the Meru management team excludes stock-based compensation expense from its operating plans. In contrast, the Meru management team is held accountable for cash-based compensation and such amounts are included in its operating plans. Further, when considering the impact of equity award grants, Meru places a greater emphasis on overall stockholder dilution rather than the accounting charges associated with such grants. Meru believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its business.

Amortization of intangible assets. The company excludes amortization of acquired intangible assets because it is non-cash in nature and because the company believes that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. In addition, excluding this item from various non-GAAP measures facilitates internal comparisons to historical operating results and comparisons to competitors’ operating results.

Chief Executive Officer transition costs. The company excludes the chief executive officer transition costs when evaluating the performance of its consolidated results. The company believes these costs are unusual in nature and the company does not expect them to recur in the ordinary course of its business. The company further believes these costs are unrelated to the ongoing operation of the business in the ordinary course.

Other Items. The company excludes items such as litigation reserves expense when evaluating the performance of its consolidated results. The company believes these costs are unusual in nature and the company does not expect them to recur in the ordinary course of its business. The company further believes these costs are unrelated to the ongoing operation of the business in the ordinary course.